UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21881
Oppenheimer Rochester Minnesota Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 3/30/2012

Item 1. Reports to Stockholders.
March 31, 2012 Rochester® Management Commentary Minnesota and Municipal Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements “We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.” Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Healthcare	20.1%
Tax Increment Financing	15.3
Adult Living Facilities	11.4
Higher Education	9.3
Marine/Aviation Facilities	8.4
Multifamily Housing	7.7
Single-Family Housing	4.8
Industrial Conglomerates	3.3
Electric Utilities	3.3
Education	2.9
Portfolio holdings are subject to change. Percentages are as of March 30, 2012, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total

AAA	4.2%
AA	25.5
A	22.1
BBB	12.1
BB and lower	0.5
Unrated	35.6

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of March 30, 2012, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
9 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended March 30, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. In a 12-month period characterized by low new issuance at the outset and a very strong rally at the end, the Class A shares of Oppenheimer Rochester Minnesota Municipal Fund produced an annual total return of 18.32% at net asset value (12.70% with sales charge).
     Oppenheimer Rochester Minnesota Municipal Fund distributed 61.2 cents per Class A share this reporting period, including a small amount of taxable income at the end of 2011. The Fund’s distributions may have increased an investor’s exposure to AMT for investors subject to that tax.
     The charts on pages 13 to 16 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income, and webelieve that this Fund’s investments offer structural advantages over the long term.
     As of March 30, 2012, the Fund was invested in the hospital/health care sector, representing 20.1% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector contributed strongly to the Fund’s total return this reporting period.
     Tax increment financing (TIF) bonds constituted 15.3% of the Fund’s total assets at the end of this reporting period and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves and can lead to enhanced performance.
     The adult living facilities sector, which held 11.4% of the Fund’s total assets at the end of this reporting period, was also a favorable contributor to the Fund’s total return. These bonds finance various projects at senior living centers and tend to outperform in densely populated geographies with strong real estate values.

1.	March 30, 2012, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
10 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

     The Fund continued to favor the higher education sector this reporting period, which represented 9.3% of the Fund’s total assets as of March 30, 2012, and contributed positively to the Fund’s performance. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.
     Oppenheimer Rochester Minnesota Municipal Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the terminals, maintenance facilities and other on-site projects whose construction they finance. At the end of the reporting period, 8.4% of the Fund’s total assets were invested in the marine/aviation facilities sector, which contributed positively to the Fund’s total return.
     As of March 30, 2012, the Fund’s investments in the multifamily and single-family housing sectors represented 7.7% and 4.8% of the Fund’s total assets, respectively. These securities continued to provide competitive levels of tax-free income and contributed favorably to the Fund’s total return this reporting period, despite the difficult conditions in the national housing market. We continue to believe that long-term investors may ultimately be expected to benefit from this Fund’s carefully selecting holdings in the housing sectors.
     Securities of the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 3.3% of the Fund’s net assets as of March 30, 2012, and contributed favorably to the Fund’s total return this reporting period. Most of the Fund’s investments in the securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     During this reporting period, the market continued to react favorably to the fiscal improvements that have been championed by Governor Luis Fortuño. His administration has proposed another deficit budget for the next fiscal year, beginning July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years. Puerto Rico’s ability to access the credit markets was evident in June 2011, when it issued its first new-money general obligation bonds in nearly 3 years. Late in 2011, the Commonwealth was able to borrow more than $1 billion. The muni market has also reacted well to the new leadership at the Commonwealth’s financing arm, the Government Development Bank (GDB). Juan Carlos Batlle became the GDB’s president in March and José Otero-Freiria became the GDB’s debt-financing chief. The Commonwealth, its agencies and the GDB retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investor Service this reporting period.
11 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that inverse floaters belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
     Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until March 30, 2012. In the case of Class A, Class B and Class C shares, performance is measured from the inception of the Classes on November 7, 2006. In the case of Class Y shares, performance is measured from the inception of the Class on July 29, 2011. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
12 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.

1.	March 30, 2012, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2012.
13 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

1.	March 30, 2012, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2012.
14 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.

1.	March 30, 2012, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2012.
15 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.

1.	March 30, 2012, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2012.
16 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Minnesota Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/7/06. Unless otherwise noted, the Class C returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 11/7/06. Unless otherwise noted, the Class B returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/7/06. Unless otherwise noted, the Class C returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 7/29/11. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
17 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 30, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical”section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2011	March 30, 2012	March 30, 2012

Actual
Class A	$1,000.00	$1,060.60	$4.62
Class B	1,000.00	1,056.60	8.47
Class C	1,000.00	1,055.80	8.47
Class Y	1,000.00	1,061.10	4.16

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.39	4.53
Class B	1,000.00	1,016.66	8.31
Class C	1,000.00	1,016.66	8.31
Class Y	1,000.00	1,020.84	4.08
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 30, 2012 are as follows:

Class	Expense Ratios

Class A	0.90%
Class B	1.65
Class C	1.65
Class Y	0.81
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 30, 2012*

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—99.8%
Minnesota—96.5%
$120,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)	5.600%	02/01/2032	$120,047
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	26,167
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)	5.000	04/01/2027	1,065,260
500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	516,680
45,000	Apple Valley, MN EDA (Evercare Senior Living)	6.000	12/01/2025	45,006
355,000	Apple Valley, MN EDA (Evercare Senior Living)	6.125	06/01/2035	354,833
250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	261,028
25,000	Austin, MN GO	5.000	10/01/2018	25,049
750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)	5.000	01/01/2031	820,163
850,000	Austin, MN Hsg. & Redevel. Authority (St. Marks Lutheran Home)	7.000	12/01/2046	875,245
430,000	Baytown, MN Township (St. Croix Preparatory Academy)	7.000	08/01/2038	445,024
150,000	Becker, MN Pollution Control (Northern States Power Company)	8.500	03/01/2019	155,990
2,000,000	Becker, MN Pollution Control (Northern States Power Company)	8.500	04/01/2030	2,071,460
100,000	Bemidji, MN Health Care Facilities (North Country Health Services)	5.000	09/01/2031	100,035
85,000	Blue Earth County, MN Economic Devel. Authority	5.000	12/01/2027	91,619
20,000	Brainerd, MN Hsg. & Redevel. Authority, Series A	5.000	02/01/2019	20,040
20,000	Brainerd, MN Hsg. & Redevel. Authority, Series A	5.000	02/01/2022	20,031
1,025,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	1,031,232
1,100,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500	03/01/2037	1,109,361
145,000	Cloquet, MN Pollution Control (Potlach Corp.)	5.900	10/01/2026	145,373
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	197,070
272,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.000	02/15/2017	263,753
1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	840,090
900,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700	07/01/2042	657,342
750,000	Cottage Grove, MN Senior Hsg.	5.250	12/01/2046	700,230
180,000	Crookston, MN Nursing Home & Multifamily Hsg. (Villa St. Vincent)	6.625	09/01/2024	180,077
200,000	Cuyuna Range, MN Hospital District Health Facilities	5.000	06/01/2029	200,618
20 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Minnesota Continued
$30,000	Dakota County, MN Community Devel. Agency (Grande Market Place)	5.400%		11/20/2043	$30,113
100,000	Dakota County, MN Community Devel. Agency (Southfork Apts.)	5.625		02/01/2026	100,029
5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)	2.810	[1]	07/01/2015	4,071
200,000	Douglas County, MN Hsg. & Redevel. Authority	5.600		02/01/2024	227,630
1,460,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)	5.875		11/01/2033	1,435,384
500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)	5.875		11/01/2040	496,205
320,000	Eden Prairie, MN Multifamily Hsg. (SE Rolling Hills)	6.000		08/20/2021	336,688
500,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200		10/01/2027	437,625
950,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000		11/01/2037	902,405
400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)	5.400		08/01/2040	408,040
780,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)	5.500		12/01/2029	780,094
420,000	Grand Rapids, MN Hsg. and Redevel. Authority (Lakeshore)	5.200		10/01/2019	421,546
120,000	Grand Rapids, MN Hsg. and Redevel. Authority (Lakeshore)	5.700		10/01/2029	120,000
385,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.625		02/01/2030	402,675
110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.500		04/01/2023	97,950
180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.650		12/01/2022	162,680
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	108,373
1,100,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	5.700		09/01/2036	1,085,381
525,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	6.250		09/01/2040	551,087
50,000	Lakeville, MN Independent School District No. 194 (School Building)	5.000		02/01/2014	50,780
500,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500		12/01/2022	366,790
500,000	Litchfield, MN Electric Utility	5.000		02/01/2029	543,520
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000		12/01/2030	257,003
180,000	Maple Grove, MN Health Care Facilities (North Care)	5.000		09/01/2029	181,314
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375		10/01/2024	501,340
490,000	Maplewood, MN Hsg. & Health Care (Ecumen Headquarters)	6.375		03/01/2040	521,679
495,000	Meeker County, MN (Memorial Hospital)	5.750		11/01/2027	516,547
670,000	Meeker County, MN (Memorial Hospital)	5.750		11/01/2037	686,328
21 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)	5.250%	08/15/2035	$38,676
650,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (GHP/HPA/HP Obligated Group)	5.875	12/01/2029	669,715
130,115	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.000	12/01/2038	132,011
756,525	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.250	12/01/2040	809,421
200,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.520	03/01/2041	214,708
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2020	1,140,080
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2022	1,111,380
85,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2022	88,620
160,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2023	171,902
10,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2028	10,332
25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2028	25,205
8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[2]	5.000	01/01/2035	8,714,640
55,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	53,624
80,000	Minneapolis, MN (Sports Arena)	5.400	07/01/2030	80,050
480,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)	5.200	10/20/2048	487,555
10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)	5.500	06/01/2018	10,038
485,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)	6.200	09/01/2029	485,543
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)	6.000	12/01/2040	550,860
1,105,000	Minneapolis, MN Health Care System (Fairview Health Services/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)	6.500	11/15/2038	1,289,137
150,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)	6.375	11/15/2023	174,920
55,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)	6.625	11/15/2028	63,830
550,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	479,479
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	164,506
50,000	Minneapolis, MN Multifamily Hsg. (Bottineau Commons)	5.450	04/20/2043	50,028
20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)	5.750	10/20/2042	20,215
1,575,000	Minneapolis, MN Multifamily Hsg. (Sumner Field Phase II)	5.150	02/20/2045	1,588,246
22 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)	5.000%	06/01/2028	$254,885
380,000	Minneapolis, MN Tax Increment (East River/Unocal Site)	5.250	02/01/2026	361,657
600,000	Minneapolis, MN Tax Increment (Grant Park)	5.200	02/01/2022	594,408
1,750,000	Minneapolis, MN Tax Increment (Grant Park)	5.350	02/01/2030	1,648,220
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500	02/01/2022	459,935
1,250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	1,242,500
635,000	Minneapolis, MN Tax Increment (Unocal Site)	5.400	02/01/2031	590,944
5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)	5.750	04/01/2019	5,024
40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/ Cedar Hills West)	5.900	10/20/2019	40,075
15,000	MN Agricultural & Economic Devel. Board (Evangelical Lutheran Good Samaritan Society)	5.150	12/01/2022	15,018
155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services/FRRHS/FRWHS Obligated Group)	6.375	11/15/2022	155,322
115,000	MN Agricultural & Economic Devel. Board (Fairview Health Services/FRRHS/FRWHS Obligated Group)	6.375	11/15/2029	115,190
495,000	MN Agricultural & Economic Devel. Board (Fairview Hospital and Healthcare Service)	5.750	11/15/2026	495,589
250,000	MN HEFA (Ausburg College)	5.000	05/01/2036	251,870
410,000	MN HEFA (Bethel University)	5.500	05/01/2022	423,731
100,000	MN HEFA (Bethel University)	5.500	05/01/2037	101,365
275,000	MN HEFA (College of St. Benedict)	5.125	03/01/2036	283,286
200,000	MN HEFA (College of St. Catherine)	5.375	10/01/2032	201,072
875,000	MN HEFA (College of St. Scholastica)	5.125	12/01/2040	900,646
1,000,000	MN HEFA (College of St. Scholastica)	5.250	12/01/2035	1,051,770
150,000	MN HEFA (College of St. Scholastica)	6.000	12/01/2028	168,321
500,000	MN HEFA (College of St. Scholastica)	6.300	12/01/2040	562,100
500,000	MN HEFA (Hamline University)	5.000	10/01/2029	527,075
500,000	MN HEFA (Hamline University)	6.000	10/01/2032	575,210
500,000	MN HEFA (Macalester College)	5.000	06/01/2035	559,840
500,000	MN HEFA (Minneapolis College of Art & Design)	5.375	05/01/2021	500,515
45,000	MN HEFA (University of St. Thomas)	5.250	10/01/2034	46,789
750,000	MN HEFA (University of St. Thomas)	5.250	04/01/2039	802,470
100,000	MN HFA (Rental Hsg.)	5.000	08/01/2040	100,864
25,000	MN HFA (Rental Hsg.)	5.100	08/01/2024	25,017
110,000	MN HFA (Rental Hsg.)	5.200	08/01/2029	110,050
85,000	MN HFA (Rental Hsg.)	5.375	08/01/2028	85,098
295,000	MN HFA (Rental Hsg.)	5.875	08/01/2028	295,301
5,000	MN HFA (Rental Hsg.)	5.950	02/01/2015	5,016
5,000	MN HFA (Rental Hsg.)	6.000	02/01/2022	5,010
25,000	MN HFA (Rental Hsg.)	6.125	08/01/2021	25,046
23 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$15,000	MN HFA (Rental Hsg.)	6.150%	08/01/2025	$15,021
220,000	MN HFA (Residential Hsg.)[3]	3.750	01/01/2022	220,257
650,000	MN HFA (Residential Hsg.)[3]	3.750	07/01/2022	650,761
90,000	MN HFA (Residential Hsg.)	5.000	07/01/2023	94,199
625,000	MN HFA (Residential Hsg.)	5.050	07/01/2034	656,444
260,000	MN HFA (Residential Hsg.)	5.100	07/01/2031	265,000
80,000	MN HFA (Residential Hsg.)	5.100	07/01/2038	81,326
700,000	MN HFA (Residential Hsg.)	5.100	01/01/2040	732,130
35,000	MN HFA (Residential Hsg.)	5.150	07/01/2028	36,134
80,000	MN HFA (Residential Hsg.)	5.200	01/01/2023	84,085
45,000	MN HFA (Residential Hsg.)	5.250	07/01/2033	46,359
880,000	MN HFA (Residential Hsg.)	5.350	07/01/2033	880,563
70,000	MN HFA (Residential Hsg.)	5.500	01/01/2038	71,125
15,000	MN HFA (Residential Hsg.)	5.650	07/01/2033	15,765
5,000	MN HFA (Residential Hsg.)	5.750	01/01/2038	5,165
25,000	MN HFA (Single Family Mtg.)	5.150	07/01/2019	25,552
5,000	MN HFA (Single Family Mtg.)	5.200	07/01/2013	5,012
15,000	MN HFA (Single Family Mtg.)	5.600	07/01/2022	15,548
10,000	MN HFA (Single Family Mtg.)	5.650	07/01/2031	10,330
10,000	MN HFA (Single Family Mtg.)	5.800	07/01/2021	10,019
15,000	MN HFA (Single Family Mtg.)	5.850	07/01/2019	15,026
640,000	MN HFA (Single Family Mtg.)	5.900	07/01/2025	640,998
555,000	MN Municipal Power Agency	5.000	10/01/2025	621,184
750,000	MN Municipal Power Agency	5.250	10/01/2035	812,790
650,000	MN Office of Higher Education (Supplemental Student Loan)	5.000	11/01/2029	701,480
525,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.000	04/01/2017	487,058
1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.200	04/01/2027	1,234,173
1,000,000	MN Tobacco Securitization Authority	5.250	03/01/2026	1,099,510
3,000,000	MN Tobacco Securitization Authority	5.250	03/01/2031	3,252,030
55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)	5.875	03/01/2029	53,685
1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)	6.500	10/01/2047	1,128,556
40,000	Northfield, MN Senior Hsg. (Northfield Manor)	6.000	07/01/2033	40,000
50,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)	5.400	06/01/2041	45,366
750,000	Otter Tail County, MN (Prairie Lakes Municipal Solid Waste Authority)	5.000	11/01/2030	811,095
24 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)	5.600%	08/01/2036	$95,521
200,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	200,392
310,000	Plymouth, MN Health Facilities (Health Span Health System/ North Memorial Medical Center Obligated Group)	6.125	06/01/2024	310,701
130,000	Plymouth, MN Health Facilities (Health Span Health System/ North Memorial Medical Center Obligated Group)	6.250	06/01/2016	130,051
125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)	5.750	08/01/2041	122,048
15,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)	5.625	07/01/2016	15,026
1,000,000	Redwood Falls, MN (Redwood Area Hospital)	5.125	12/01/2036	973,580
250,000	Rochester, MN Health Care & Hsg. (Samaritan Bethany)	7.375	12/01/2041	270,345
750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.875	07/01/2030	794,123
25,000	Sartell, MN Environmental Improvement, Series A	5.200	06/01/2027	25,355
250,000	Sauk Rapids, MN Health Care Housing Facilities (Good Shepard Lutheran Home)	7.500	01/01/2039	260,023
25,000	South Washington County, MN Independent School District No. 833 COP	5.250	12/01/2014	25,069
10,000	Southern MN Municipal Power Agency	5.000	01/01/2024	11,348
750,000	Southern MN Municipal Power Agency	5.250	01/01/2030	827,573
1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	02/01/2031	905,780
750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	733,335
250,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	255,270
2,105,000	St. Louis Park, MN Health Care Facilities (Nicollett Health Services)	5.750	07/01/2039	2,300,828
40,000	St. Louis Park, MN Health Care Facilities (Park Nicollet Health Services)	5.500	07/01/2029	43,546
50,000	St. Louis Park, MN Health Care Facilities (PNMH/PNMC Holdings/PNI Obligated Group)	5.500	07/01/2023	55,215
495,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.000	11/15/2021	557,860
600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	554,016
510,000	St. Paul, MN Hsg. & Redevel. Authority (Community of Peace Building Company)	5.000	12/01/2036	448,897
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	304,074
400,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)	6.000	11/15/2025	408,304
215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)	6.000	11/15/2035	217,000
25 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	6.000%	09/01/2036	$142,985
750,000	St. Paul, MN Hsg. & Redevel. Authority (Minneapolis Public Radio)	5.000	12/01/2025	830,213
250,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)	6.375	09/01/2031	261,505
500,000	St. Paul, MN Hsg. & Redevel. Authority (Package Facilities)	5.000	08/01/2035	531,295
500,000	St. Paul, MN Hsg. & Redevel. Authority (Rossy & Richard Shaller)	5.250	10/01/2042	458,875
750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)	5.500	09/20/2044	758,370
875,000	St. Paul, MN Hsg. & Redevel. Authority (Smith Avenue)	5.000	08/01/2035	912,135
700,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	7.000	03/01/2029	701,841
200,000	St. Paul, MN Hsg. & Redevel. Authority (Wellington)	5.100	02/01/2024	200,280
500,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Carondelet Village)	6.000	08/01/2035	523,485
25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)	5.250	05/15/2017	27,935
900,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)	5.250	05/15/2036	918,621
5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)	5.200	05/15/2013	5,015
50,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)	5.250	05/15/2018	50,096
375,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)	5.300	05/15/2028	375,233
30,000	St. Paul, MN Independent School District No. 625 COP	6.375	02/01/2013	30,149
2,440,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	2,431,883
50,000	St. Paul, MN Port Authority (Office Building)	5.250	12/01/2027	50,687
100,000	St. Paul, MN Port Authority (Office Building)	5.250	12/01/2027	101,373
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,351,158
900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	784,323
510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	430,817
1,000,000	University of Minnesota	5.000	08/01/2036	1,129,160
500,000	University of Minnesota	5.000	12/01/2036	563,010
750,000	University of Minnesota	5.250	12/01/2031	879,510
10,000	University of Minnesota	6.200	09/01/2012	10,208
35,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities	5.375	10/01/2030	36,367
20,000	Washington County, MN Hsg. & Redevel. Authority	5.300	02/01/2032	20,066
115,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)	5.375	11/15/2018	115,028
15,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)	5.375	11/15/2018	15,004
15,000	Western, MN Municipal Power Agency	5.000	01/01/2026	15,399
26 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Minnesota Continued
$200,000	Willmar, MN Hsg. & Redevel. Authority (Highlands Apts.)	5.850%		06/01/2019	$200,166
500,000	Winona, MN Health Care Facilities (Winona Health Services/Winona Senior Services Obligated Group)	6.000		07/01/2026	511,700
885,000	Winona, MN Health Care Facilities (Winona Health Services/Winona Senior Services Obligated Group)	6.000		07/01/2034	905,222
15,000	Woodbury, MN Senior Hsg. (Presbyterian Homes Hsg. & Assisted Living)	6.150		07/01/2019	15,017

					98,286,207

U.S. Possessions—3.3%
500,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	519,380
250,000	Puerto Rico Electric Power Authority, Series CCC	5.250		07/01/2028	268,945
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	254,070
5,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		02/01/2019	5,003
90,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	99,351
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[4]	08/01/2034	578,060
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[4]	08/01/2036	499,220
500,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	530,255
500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	570,455

					3,324,739
Total Investments, at Value (Cost $96,431,638)—99.8%					101,610,946
Other Assets Net of Liabilities —0.2					245,613

Net Assets—100.0%					$101,856,559

Footnotes to Statement of Investments

*	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 30, 2012. See Note 1 of the accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home
CAH	Colonial Acres Home
CHC	Children’s Health Care
CHCS	Children’s Health Care Services
COP	Certificates of Participation
CRC	Covenant Retirement Communities
ECH	Ebenezer Covenant Home
EDA	Economic Devel. Authority
FRCS	Fairview Regional Community Services
FRRHS	Fairview Range Regional Health Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency
HP	Healthpartners
HPA	Healthpartners Administrators
HSJH	HealthEast St. Joseph’s Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAC	Midwest Assurance Company
PHS	Pinnacle Health System
PNI	Park Nicollet Institute
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
ROLs	Residual Option Longs
RRHS	Range Regional Health Services
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 30, 20121

Assets
Investments, at value (cost $96,431,638)—see accompanying statement of investments	$101,610,946
Cash	4,505,709
Receivables and other assets:
Interest	1,451,832
Investments sold	759,423
Shares of beneficial interest sold	516,398
Other	13,381

Total assets	108,857,689

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,000,000
Investments purchased on a when-issued or delayed delivery basis	870,000
Dividends	52,440
Distribution and service plan fees	20,669
Shareholder communications	9,192
Transfer and shareholder servicing agent fees	5,078
Shares of beneficial interest redeemed	3,738
Trustees’ compensation	2,238
Other	37,775

Total liabilities	7,001,130

Net Assets	$101,856,559

Composition of Net Assets
Par value of shares of beneficial interest	$8,018
Additional paid-in capital	98,870,648
Accumulated net investment income	571,668
Accumulated net realized loss on investments	(2,773,083)
Net unrealized appreciation on investments	5,179,308

Net Assets	$101,856,559

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.
28 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $73,683,097 and 5,798,986 shares of beneficial interest outstanding)	$12.71
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.34

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,300,142 and 259,955 shares of beneficial interest outstanding)	$12.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,583,977 and 1,857,981 shares of beneficial interest outstanding)	$12.69

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,289,343 and 101,459 shares of beneficial interest outstanding)	$12.71
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 30, 20121

Investment Income
Interest	$4,835,023

Expenses
Management fees	443,374
Distribution and service plan fees:
Class A	149,551
Class B	23,127
Class C	177,160
Transfer and shareholder servicing agent fees:
Class A	38,739
Class B	2,606
Class C	16,900
Class Y	329
Shareholder communications:
Class A	15,484
Class B	1,107
Class C	9,248
Class Y	132
Borrowing fees	59,005
Interest expense and fees on short-term floating rate notes issued (See Note 1)	51,920
Interest expense on borrowings	1,816
Administration service fees	1,500
Trustees’ compensation	1,305
Custodian fees and expenses	794
Other	46,120

Total expenses	1,040,217
Less waivers and reimbursements of expenses	(133,104)

Net expenses	907,113

Net Investment Income	3,927,910

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(98,326)
Net change in unrealized appreciation/depreciation on investments	9,069,982

Net Increase in Net Assets Resulting from Operations	$12,899,566

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 30,	March 31,
	2012 [1]	2011
Operations
Net investment income	$3,927,910	$3,239,294
Net realized loss	(98,326)	(446,622)
Net change in unrealized appreciation/depreciation	9,069,982	(3,682,713)

Net increase (decrease) in net assets resulting from operations	12,899,566	(890,041)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,983,328)	(2,430,679)
Class B	(97,442)	(84,198)
Class C	(744,336)	(696,469)
Class Y	(19,162)	—

	(3,844,268)	(3,211,346)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	17,151,877	18,361,274
Class B	1,129,197	621,169
Class C	7,210,236	8,160,488
Class Y	1,267,519	—

	26,758,829	27,142,931

Net Assets
Total increase	35,814,127	23,041,544
Beginning of period	66,042,432	43,000,888

End of period (including accumulated net investment income of $571,668 and $488,026, respectively)	$101,856,559	$66,042,432

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 30, 20121

Cash Flows from Operating Activities
Net increase in net assets from operations	$12,899,566
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(18,003,307)
Proceeds from disposition of investment securities	2,922,672
Short-term investment securities, net	(4,536,974)
Premium amortization	178,596
Discount accretion	(76,614)
Net realized loss on investments	98,326
Net change in unrealized appreciation/depreciation on investments	(9,069,982)
Change in assets:
Decrease in other assets	6,106
Increase in interest receivable	(282,223)
Increase in receivable for securities sold	(651,482)
Change in liabilities:
Increase in payable for securities purchased	870,000
Decrease in other liabilities	(41,570)

Net cash used in operating activities	(15,686,886)

Cash Flows from Financing Activities
Proceeds from bank borrowings	6,100,000
Payments on bank borrowings	(8,700,000)
Proceeds from shares sold	37,327,267
Payments on shares redeemed	(14,426,883)
Cash distributions paid	(441,057)

Net cash provided by financing activities	19,859,327
Net increase in cash	4,172,441
Cash, beginning balance	333,268

Cash, ending balance	$4,505,709

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,424,352.
Cash paid for interest on bank borrowings—$2,394.
Cash paid for interest on short-term floating rate notes issued—$51,920.

1. March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended March 31,
Class A	March 30, 2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.29	$11.81	$9.68	$12.38	$13.79

Income (loss) from investment operations:
Net investment income[2]	.62	.63	.66	.73	.74
Net realized and unrealized gain (loss)	1.41	(.52)	2.12	(2.78)	(1.53)

Total from investment operations	2.03	.11	2.78	(2.05)	(.79)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.63)	(.65)	(.65)	(.62)

Net asset value, end of period	$12.71	$11.29	$11.81	$9.68	$12.38

Total Return, at Net Asset Value[3]	18.32%	0.84%	29.36%	(16.92)%	(5.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,683	$49,725	$34,074	$25,181	$22,915

Average net assets (in thousands)	$60,122	$45,723	$30,488	$24,459	$15,737

Ratios to average net assets:[4]
Net investment income	5.07%	5.35%	6.00%	6.71%	5.70%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.95%	1.01%	1.04%	1.03%	1.01%
Interest and fees from borrowings	0.08%	0.08%	0.29%	0.71%	1.20%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.06%	—	—	—

Total expenses	1.09%	1.15%	1.33%	1.74%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.94%	0.94%	1.03%	0.80%	0.80%

Portfolio turnover rate	4%	17%	14%	20%	33%

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended March 31,
Class B	March 30, 2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.28	$11.80	$9.67	$12.37	$13.78

Income (loss) from investment operations:
Net investment income[2]	.52	.54	.58	.65	.64
Net realized and unrealized gain (loss)	1.42	(.52)	2.12	(2.79)	(1.53)

Total from investment operations	1.94	.02	2.70	(2.14)	(.89)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.54)	(.57)	(.56)	(.52)

Net asset value, end of period	$12.70	$11.28	$11.80	$9.67	$12.37

Total Return, at Net Asset Value[3]	17.45%	0.09%	28.43%	(17.57)%	(6.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,300	$1,914	$1,406	$635	$547

Average net assets (in thousands)	$2,323	$1,842	$993	$622	$373

Ratios to average net assets:[4]
Net investment income	4.29%	4.60%	5.19%	5.96%	4.95%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.76%	1.82%	1.95%	2.09%	2.12%
Interest and fees from borrowings	0.08%	0.08%	0.29%	0.71%	1.20%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.06%	—	—	—

Total expenses	1.90%	1.96%	2.24%	2.80%	3.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.69%	1.69%	1.80%	1.55%	1.55%

Portfolio turnover rate	4%	17%	14%	20%	33%

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

	Year Ended	Year Ended March 31,
Class C	March 30, 2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.28	$11.79	$9.67	$12.37	$13.78

Income (loss) from investment operations:
Net investment income[2]	.52	.54	.57	.65	.63
Net realized and unrealized gain (loss)	1.41	(.51)	2.11	(2.79)	(1.53)

Total from investment operations	1.93	.03	2.68	(2.14)	(.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.54)	(.56)	(.56)	(.51)

Net asset value, end of period	$12.69	$11.28	$11.79	$9.67	$12.37

Total Return, at Net Asset Value[3]	17.36%	0.16%	28.31%	(17.57)%	(6.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,584	$14,403	$7,521	$2,029	$2,256

Average net assets (in thousands)	$17,708	$15,492	$4,019	$2,217	$1,119

Ratios to average net assets:[4]
Net investment income	4.30%	4.55%	5.08%	5.88%	4.87%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.77%	1.93%	2.13%	1.98%
Interest and fees from borrowings	0.08%	0.08%	0.29%	0.71%	1.20%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.06%	—	—	—

Total expenses	1.89%	1.91%	2.22%	2.84%	3.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.68%	1.69%	1.82%	1.55%	1.55%

Portfolio turnover rate	4%	17%	14%	20%	33%

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$11.91

Income (loss) from investment operations:
Net investment income[3]	.40
Net realized and unrealized gain	.81

Total from investment operations	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)

Net asset value, end of period	$12.71

Total Return, at Net Asset Value[4]	10.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,290

Average net assets (in thousands)	$600

Ratios to average net assets:[5]
Net investment income	4.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.72%
Interest and fees from borrowings	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.06%

Total expenses	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%

Portfolio turnover rate	4%

1.	March 30, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Minnesota state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on July 29, 2011.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may
37 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 30, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$870,000
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.
     An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.
     Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on
38 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.
     Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.
     The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term
39 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.
     Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it
40 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

deems it appropriate to do so. As of March 30, 2012, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.
     When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 30, 2012, municipal bond holdings with a value of $8,714,640 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,000,000 in short-term floating rate securities issued and outstanding at that date.
At March 30, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission ROLs[3]	14.689%	1/1/35	$2,714,640

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for the inverse floating rate security.

3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.
The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.
     The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,000,000 or 5.51% of its total assets as of March 30, 2012.
41 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$352,690	$—	$2,768,237	$5,174,462

1.	As of March 30, 2012, the Fund had $2,768,237 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$91,561
2017	190,675
2018	1,937,724
2019	12,269
No expiration	536,008

Total	$2,768,237

2.	During the fiscal year ended March 30, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended March 31, 2011, the Fund did not utilize any capital loss carryforward.
42 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 was as follows:

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

Distributions paid from:
Ordinary income	$3,840,426	$3,211,292
Exempt-interest dividends	3,842	54

Total	$3,844,268	$3,211,346

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$90,468,753[1]

Gross unrealized appreciation	$6,393,907
Gross unrealized depreciation	(1,219,445)

Net unrealized appreciation	$5,174,462

1.	The Federal tax cost of securities does not include cost of $5,967,731, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 30, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$178
Payments Made to Retired Trustees	126
Accumulated Liability as of March 30, 2012	864
43 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
44 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Valuation Methods and inputs
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
     The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
45 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered
Security Type	by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
46 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
     The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 30, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$98,286,207	$—	$98,286,207
U.S. Possessions	—	3,324,739	—	3,324,739

Total Assets	$—	$101,610,946	$—	$101,610,946

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
47 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 30, 2012[1]		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	2,073,326	$25,453,245	2,382,812	$28,424,456
Dividends and/or distributions reinvested	220,540	2,692,502	171,873	2,022,421
Redeemed	(899,826)	(10,993,870)	(1,035,717)	(12,085,603)

Net increase	1,394,040	$17,151,877	1,518,968	$18,361,274

Class B
Sold	102,746	$1,283,324	84,126	$1,004,099
Dividends and/or distributions reinvested	7,181	87,646	5,808	68,213
Redeemed	(19,713)	(241,773)	(39,353)	(451,143)

Net increase	90,214	$1,129,197	50,581	$621,169

Class C
Sold	748,497	$9,220,335	1,337,897	$16,059,935
Dividends and/or distributions reinvested	51,749	631,253	49,588	583,683
Redeemed	(219,413)	(2,641,352)	(747,959)	(8,483,130)

Net increase	580,833	$7,210,236	639,526	$8,160,488

Class Y
Sold	140,324	$1,759,991	—	$—
Dividends and/or distributions reinvested	1,021	12,951	—	—
Redeemed	(39,886)	(505,423)	—	—

Net increase	101,459	$1,267,519	—	$—

1.	For the year ended March 30, 2012, for Class A, Class B and Class C shares, and for the period from July 29, 2011 (inception of offering) to March 30, 2012, for Class Y shares.
4. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 30, 2012, were as follows:

	Purchases	Sales

Investment securities	$18,003,307	$2,922,672
48 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 30, 2012, the Fund paid $57,945 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.25% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.75% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the
49 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued
shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 30, 2012 were as follows:

Class B	$105,630
Class C	318,787
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 30, 2012	$99,021	$—	$3,164	$3,746
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the year ended March 30, 2012, the Manager reimbursed $90,913, $5,026, and $37,165 for Class A, Class B, and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to June 1, 2011. Effective June 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
50 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2824% as of March 30, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 30, 2012 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
51 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
As of March 30, 2012, the Fund had no borrowings outstanding. Details of the borrowings for the year ended March 30, 2012 are as follows:

Average Daily Loan Balance	$999,454
Average Daily Interest Rate	0.177%
Fees Paid	$42,938
Interest Paid	$2,394
7. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 30, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding
52 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended March 30, 2012.
8. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed
53 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
54 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2012
55 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

CREDIT ALLOCATION Unaudited
This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.
     The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.
     The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.
     The credit allocations below are as of March 30, 2012 and are subject to change. The percentages are based on total assets and the market value of the Fund’s securities as of March 30, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

		Unrated by
		a NRSRO;
		Internally
		Rated by
	NRSRO-Rated	the Manager	Total

AAA	4.2%	0.0%	4.2%
AA	25.5	0.0	25.5
A	22.1	0.0	22.1
BBB	12.1	16.1	28.2
BB or lower	0.5	19.5	20.0

Total	64.4%	35.6%	100.0%

56 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     None of the dividends paid by the Fund during the fiscal year ended March 30, 2012 are eligible for the corporate dividend-received deduction. 99.90% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
57 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP
(225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
58 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual
59 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Continued	Insurance Company (insurance company) (October 1991-June 2004); Author of the Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Age: 59	Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock
60 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 71	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies:
Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual
61 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Age: 48	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2006) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003- March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 34	Assistant Vice President of the Manager (since December 2010); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Manager (May 2006-February 2008). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 54	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and
62 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Arthur S. Gabinet, Continued	Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2009) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).
63 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
64 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
65 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
66 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2012 and $26,000 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2012 and $2,895 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $439,009 in fiscal 2012 and $387,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, GIPS attestation procedures, compliance procedures, and professional services related to FIN45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,000 in fiscal 2012 and 11,050 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $190,051 in fiscal 2012 and no such fees to the registrant during fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $632,679 in fiscal 2012 and $401,845 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Minnesota Municipal Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2012

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	5/8/2012